Exhibit 10.23
CONSENT AND RELEASE AGREEMENT
THIS CONSENT AND RELEASE AGREEMENT is entered into this                      day of February, 2011 (this “Agreement”), by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware, SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut, and GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Current Borrower”; and collectively, “Current Borrowers”), and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (“Lender”).
RECITALS
A. Current Borrowers and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”).
B. The Financing Agreement provides for some of the agreements between the Current Borrowers and Lender with respect to the Loans.
C. Current Borrowers have requested that Lender consent to the release of Vitarich Laboratories, Inc. (“Vitarich”) from any and all liability under the Financing Documents (the Current Borrowers other than Vitarich are referred to herein collectively as “Borrowers” and each as a “Borrower”).
D. Although Lender is under no obligation to do so, Lender is willing consent to the release of Vitarich on the terms and conditions set forth in this Agreement, subject to Current Borrowers’ compliance with the terms, covenants, and conditions set forth in this Agreement.
AGREEMENT
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. Recitals. Current Borrowers and Lender agree that the Recitals above are a part of this Agreement.
2. Definitions. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

3. Consent and Release. Lender hereby (a) consents to the release of Vitarich from any and all liability under the Financing Documents, (b) confirms that all Liens granted by Vitarich in favor of Lender shall, without any further action by Lender, Vitarich or any other Current Borrower, be terminated and released in full and (c) attaches hereto the filed termination statement as Schedule 1. Except as otherwise specifically provided for in this Agreement, nothing contained herein shall be construed as a release of any Borrower or any other collateral for the Obligations or a consent or waiver by Lender of any covenant or provision of the Financing Agreement, the other Financing Documents, this Agreement or any other contract or instrument among Borrowers and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith.
4. Representations and Warranties. To induce Lender to enter into this Agreement, each Borrower hereby represents and warrants to Lender as follows:
4.1 Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Financing Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2 Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business as a foreign corporation in good standing in every other jurisdiction wherein the conduct of its business or the ownership of its property requires such qualification;
4.3 Each Borrower has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;
4.4 The Financing Agreement and each of the other Financing Documents remain in full force and effect, and each constitutes the valid and legally binding obligations of Borrowers, enforceable in accordance with its terms; and
5. Mutual Release Of Claims.
5.1 Vitarich for itself and its agents, representatives, officers, directors, employees, attorneys, successors and assigns, hereby remise, release and forever discharge Lender, and its agents, representatives, employees, attorneys, successors and assigns, of and from any and all claims, causes of action, rights, suits, proceedings, debts, sums of money, amounts, covenants, agreements, promises, judgments, contracts, damages, costs, expenses, and demands of whatsoever kind or nature, whether in law or in equity, which Vitarich has, has had, or may at anytime hereafter have against Lender for, upon, or by reason of any matter, cause or thing whatsoever, related to the facts and events described in, or arising under or in connection with any of the documents and agreements described in, the Financing Documents. This release shall be immediately effective upon the execution and delivery of this Agreement by all of the parties hereto.

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5.2 Lender, for itself and its agents, representatives, attorneys, personal representatives, successors and assigns, hereby remises, releases and forever discharges Vitarich and its agents, representatives, employees, attorneys, successors and assigns, of and from any and all claims, causes of action, rights, suits, proceedings, debts, sums of money, amounts, covenants, agreements, promises, judgments, contracts, damages, costs, expenses, and demands of whatsoever kind or nature, whether in law or in equity, which Lender has, has had, or may at anytime hereafter have against Vitarich, for, upon, or by reason of any matter, cause or thing whatsoever, related to the facts and events described in, or arising under or in connection with any of the documents and agreements described in, the Financing Documents. This release shall be immediately effective upon the execution and delivery of this Agreement by all of the parties hereto.
6. Limitation of Consents.
6.1 The consent set forth in Section 3 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Financing Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Financing Document.
6.2 This Agreement shall be construed in connection with and as part of the Financing Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
7. Fees and Expenses. Borrowers shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of Lender’s counsel and all recording fees, taxes and charges.
8. Novation. Borrowers and Lender agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the other Obligations of the Borrowers evidenced or secured by the Financing Documents.
9. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.
10. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Agreement.
11. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Borrowers agree that Lender may rely on a telecopy of any signature of any Borrower. Lender agrees that Borrowers may rely on a telecopy of this Agreement executed by Lender.

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12. Integration. This Agreement and the Financing Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, and negotiations between the parties about the subject matter of this Agreement, and the Financing Documents merge into this Agreement and the Financing Documents.
[Signature page follows.]

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IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Current Borrowers:

WITNESS/ATTEST:	ARGAN, INC.

	By:	(Seal)

Rainer Bosselmann
Chairman of the Board and President

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC

	By:	(Seal)

Arthur Trudel
Vice President and Treasurer

WITNESS/ATTEST:	VITARICH LABORATORIES, INC.

	By:	(Seal)

Arthur Trudel
Vice President and Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER, INC.

	By:	(Seal)

Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS CALIFORNIA, INC.

	By:		(Seal)

Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

	By:		(Seal)

Daniel Martin
Manager

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

	By:		(Seal)

Daniel Martin
Manager

Lender:

WITNESS:	BANK OF AMERICA, N.A.

	By:	(Seal)

Michael J. Radcliffe
Senior Vice President

AGREEMENT OF GUARANTOR
The undersigned is the “Guarantor” under a Guaranty of Payment Agreement, dated April 26, 2010 (as amended, modified, substituted, extended and renewed from time to time, the “Guaranty”), in favor of Lender. In order to induce Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by Current Borrowers under, the foregoing Agreement, including the release of Vitarich from any and all liability under the Financing Documents, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.
WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:	GEMMA RENEWABLE POWER, LLC

	By:		(SEAL)

Arthur Trudel, Chief Financial Officer

Schedule 1
Termination Statement